UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   August 3, 2007

SOUTHERN HERITAGE BANCSHARES, INC.

Tennessee	000-50921	42-1627829
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3020 Keith Street, N.W., Cleveland, Tennessee 37312

(423) 473-7980

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[✓] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On the date hereof, Southern Heritage Bancshares, Inc. (the “Company”) mailed to its shareholders the attached correspondence (the “Letter”), which included information about the Company’s unaudited financial information for Southern Heritage Bank, the Company’s wholly-owned subsidiary, for the quarter ended June 30, 2007.

Item 8.01.  Other Events.

The Letter also includes, in part, information about the Company’s intent to possibly pursue a reclassification of the Company’s common stock.  The Letter is attached as Exhibit 20.1 to this Current Report on Form 8−K.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

20.1           Letter to shareholders by Southern Heritage Bancshares, Inc., dated August 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2007	SOUTHERN HERITAGE BANCSHARES, INC.

	By:	/s/ Lee Stewart
	Name:	Lee Stewart
	Title:	President and CEO